Exhibit 10.2

                               AMENDING AGREEMENT

                  THIS AGREEMENT made as of the 31st day of May, 2005.

B E T W E E N:

                                RONALD W. WINNEY
                                 LANCE D. PETERS
                                 DAMON W. WINNEY

                                 (the "Vendors")

                                     - and -

                              AVENUE RECONNECT INC.

                               (the "Corporation")

                                     - and -

                             TELEPLUS CONNECT CORP.

                                (the "Purchaser")

                                     - and -

                            TELEPLUS ENTERPRISES INC.

                            ("Teleplus Enterprises")

                                     - and -

                          TELEPLUS RETAIL SERVICES INC.

                               ("Teleplus Retail")

      WHEREAS pursuant to a share purchase agreement (the "Purchase Agreement") dated as of April 20th, 2005, between the Vendors, the Corporation, the Purchaser and Teleplus Enterprises, the Purchaser, agreed, among other things, subject to the provisions of the Purchase Agreement, to purchase and the Vendors agreed to sell all of the issued and outstanding shares of the Corporation;

      AND WHEREAS the parties desire to have Teleplus Retail added as a party to the Purchase Agreement whereby Teleplus Retail will assume all of the obligations of Teleplus Enterprises under the Purchase Agreement and will otherwise be bound by the provisions thereof;

      AND WHEREAS Teleplus Enterprises' rights and obligations under the Purchase Agreement will be terminated upon Teleplus Retail becoming a party thereto;

      AND WHEREAS it is proposed that the Purchase Agreement be amended, inter alia, to reflect these changes;

      NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual provisions and covenants herein, the sufficiency of which is hereby acknowledged, the parties hereto agree to the following:

1)    The Purchase Agreement is hereby amended as follows:

      a) Teleplus Enterprises is hereby no longer a party to the Purchase Agreement and its rights and obligations thereunder are terminated and it shall not be bound in anyway by the provisions thereof;

      b) Teleplus Retail is hereby added as a party to the Purchase Agreement and agrees to assume all of the obligations and enjoy all of the benefits heretofore assumed and enjoyed by Teleplus Enterprises;

      c)    For greater certainty,

            i) anywhere the name "Teleplus Enterprises Inc." or the capitalized term "Teleplus Enterprises" appear in the Purchase Agreement, each such name and term is hereby deleted and inserted in place thereof are the name "Teleplus Retail Services Inc." and the capitalized term "Teleplus Retail", respectively;

            ii) the phrase "the laws of the State of Nevada" is hereby deleted from (A) the preamble, and (B) Section 4.02(1) of the Purchase Agreement, and inserted in its place is the phrase "the laws of the Province of Quebec" in both instances; and,

            iii) the phrase "the Purchaser is a Subsidiary of Teleplus Enterprises" is hereby deleted from the preamble to the Purchase Agreement and inserted in its place is the phrase "the Purchaser is an affiliate of Teleplus Retail".

      d) the dollar amount of "$700,000" stipulated as the aggregate purchase price in Section 2.02 of the Purchase Agreement is hereby deleted and the dollar amount of "$710,000" is inserted in its place.

      e) Section 2.03(b) of the Purchase Agreement is hereby deleted in its entirety and inserted in its place is the following:

      "subject to adjustment in accordance with section 2.04, the issuance of a promissory note in the amount of $310,000, in the form attached hereto as
      Schedule 2.03(b) (the "Promissory Note") to be paid to the Vendors in eight (8) monthly installments, the first two (2) of which shall be for $25,000 and the following six (6) of which shall be for $20,000, commencing on the first month following the Closing Date with the remaining balance to be paid on the date which is nine (9) months following the Closing Date. The Promissory Note shall be secured by an assignment of that portion of the Contracts which value in aggregate equals the remaining amount outstanding under the Promissory Note at any given time, all in accordance with the security agreement attached hereto as Schedule 2.03(b) (the "Security Agreement")."

      f)    the following is hereby added to the Purchase Agreement as section
            9.04:

      "Securities Law Compliance Certificate. Each Vendor agrees and covenants that, from time to time subsequent to the Closing Date, such Vendor shall provide to the Purchaser such certificates regarding the conduct of the business and/or financial information of the Corporation prior to the Closing as the Purchaser may reasonably require from such Vendor to enable the Purchaser's Chief Executive Officer and Chief Financial Officer (and such other executive officers of the Purchaser) to execute and deliver such certificates (the "Officers' Certificates") as they are required to execute and file with the Securities & Exchange Commission under Sarbanes-Oxley of 2002 Act (or such other Acts as may be adopted) when such Officers' Certificates include or, in part, are based upon the conduct of the business, including the Business, and/or the financial information of the Corporation prior to the Closing. The Vendors agree that this covenant shall survive for a period of six years from the Closing Date or for such longer period as may be required by applicable Law."

2) All other amendments, deletions and additions necessary to give effect to the foregoing are hereby deemed made to the Purchase Agreement without in any way prejudicing any other provisions of the Purchase Agreement.

3) In all other respects the terms and conditions set forth in the Purchase Agreement shall remain unamended, and time shall remain of the essence.

4) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as original signatures of the parties; provided, however, that any party providing its signature in such manner shall promptly forward to the other parties an original of the signed copy of this Agreement which was so faxed.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

      IN WITNESS WHEREOF the parties hereto have executed this Amending Agreement on the date first above written.

                                        TELEPLUS CONNECT CORP.

                                        Per: /s/ Marius Silvasan
                                             Name: Marius Silvasan
                                             Title: CEO

___________________________________     /s/ Ronald W. Winney
Witness:                                RONALD W. WINNEY

___________________________________     /s/ Lance D. Peters
Witness:                                LANCE D. PETERS

___________________________________     /s/ Damon W. Winney
Witness:                                DAMON W. WINNEY

                                        AVENUE RECONNECT INC.

                                        Per: /s/ Ronald W. Winney
                                             Name: Ronald W. Winney
                                             Title: President

                                        TELEPLUS ENTERPRISES INC.

                                        Per: /s/ Marius Silvasan
                                             Name: Marius Silvasan
                                             Title: CEO

                                        TELEPLUS RETAIL SERVICES INC.

                                        Per: /s/ Marius Silvasan
                                             Name: Marius Silvasan
                                             Title: CEO